UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

ModusLink Global Solutions, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

MODUSLINK GLOBAL SOLUTIONS, INC

TO BE HELD ON DECEMBER 8, 2016

________________

On or about October 28, 2016, ModusLink Global Solutions, Inc. (the “Company”) made available a proxy statement (the “Original Proxy Statement”) to its stockholders in connection with its 2016 Annual Meeting of Stockholders (the “2016 Meeting”). The 2016 Meeting will be held on December 8, 2016, at 8:00 a.m., Pacific Time, at the Ritz Carlton Marina del Rey, 4375 Admiralty Way, Marina del Rey, California 90292. The Company’s Board of Directors (the “Board”) has fixed the close of business on October 24, 2016, as the record date for determination of the stockholders entitled to vote at the 2016 Meeting or any adjournment thereof. This supplement to the Original Proxy Statement (the “Supplement”) amends and supplements the Original Proxy Statement.

The purpose of this Supplement is to advise you of a change to Proposal 2 in the Original Proxy Statement.  As set forth in the Original Proxy Statement, Proposal 2 proposed that our Restated Certificate of Incorporation, as previously amended (the “Restated Certificate of Incorporation”), be amended to effect a reverse stock split of the Company’s common stock, par value $.01 per share (the “Common Stock”) at a ratio in the range of 1-for-5 to 1-for-10, with such ratio to be determined in the discretion of our Board (the “Reverse Stock Split”). On November 22, 2016, our Board modified Proposal 2 so that concurrently with the proposed Reverse Stock Split, the number of authorized shares of Common Stock will be reduced from 1,400,000,000 to 50,000,000 (the “Reduction in Authorized Common Stock”). An updated form of proposed amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split and the Reduction in Authorized Common Stock is attached as Appendix I to this Supplement.

Except as described above, the proposal to authorize the Board to implement the Reverse Stock Split remains unchanged. Any shares voted in favor of Proposal 2 will now be deemed to be voted in favor of both the Reverse Stock Split and the Reduction in Authorized Common Stock.

The Board continues to recommend unanimously that the stockholders vote FOR all the proposals listed in the Proxy Statement, as supplemented.

Voting Procedures

You do not need to take any action if you have previously voted your shares on the proposals contained in the Original Proxy Statement and do not wish to change your vote on any proposal. If you are a registered holder and have already voted your shares on the proposals and wish to change your vote on any proposal, you may revoke your proxy before it is voted at the 2016 Meeting by (i) using the Internet (www.proxyvote.com), (ii) calling the toll-free number: 1-800-690-6903, (iii) filing with our Secretary of the Company, a written revocation or a duly executed proxy card bearing a later date or (iv) attending the 2016 Meeting and voting in person. Authorizations submitted over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on December 7, 2016.

If the shares you own are held in “street name” by a bank or brokerage firm and you wish to change your vote on any proposal, please follow the voting instruction form provided to you by such bank or brokerage firm. If your shares are held in a brokerage account, you must make arrangements with your broker or bank to revoke your proxy.

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If you have not already voted your shares on the proposals, you are urged to vote using one of the methods described in the Original Proxy Statement as soon as possible, even if you plan to attend the 2016 Meeting. Voting in advance will not prevent you from voting in person if you attend the 2016 Meeting, but will ensure that your vote is counted if you are unable to attend the 2016 Meeting. The information contained in this Supplement should be read in conjunction with the Original Proxy Statement. There is no change in the time or place of the 2016 Meeting or the record date to determine stockholders entitled to notice of and to vote at the Annual Meeting.

November 23, 2016

By Order of the Board of Directors,

/s/ Warren G. Lichtenstein
Warren G. Lichtenstein, Executive Chairman of the Board
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APPENDIX I

PROPOSED FORM OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT THE REVERSE STOCK SPLIT AND REDUCTION IN AUTHORIZED COMMON STOCK

CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

MODUSLINK GLOBAL SOLUTIONS, INC.

______________________

MODUSLINK GLOBAL SOLUTIONS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST:       The name of the Corporation is ModusLink Global Solutions, Inc., and the name under which the Corporation was originally incorporated was CMG Holdings, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State was May 5, 1986.

SECOND:  That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

THIRD:      That the Corporation’s Restated Certificate of Incorporation is hereby amended by amending and restating the first two paragraphs of ARTICLE FOURTH in their entirety to read as follows:

“FOURTH: Effective as of 5:00 p.m. (Eastern Time) on the date of filing (the “Effective Time”) of this amendment to the Corporation’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, every [XX][*] shares of the Corporation’s Common Stock issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) validly issued, fully paid, and non-assessable share of Common Stock of the Corporation, without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Split, and instead, the Corporation shall issue one full share of post-Reverse Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Split. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of post-Reverse Split Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional shares as described above. The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent.

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[*] Reference to “XX” is to a number no less than 5 and no greater than 10 as selected by the Board of Directors.

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The total number of shares of capital stock which the Corporation is authorized to issue is fifty-five million (55,000,000) shares, of which fifty million (50,000,000) shares shall be common stock, par value $.01 per share (“Common Stock”) and five million (5,000,000) shares shall be preferred stock, par value $.01 per share (“Preferred Stock”).”

FOURTH:  That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FIFTH:       That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed on this ___ day of ____________, 201__.

MODUSLINK GLOBAL SOLUTIONS, INC.

By:
Name:
Title:

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